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                                                                    EXHIBIT 10.6




                         ClientLogic Holding Corporation
                   (Formerly CustomerONE Holding Corporation)


                           DEFERRED COMPENSATION PLAN




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                         CLIENTLOGIC HOLDING CORPORATION

                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

SECTION                                                                                        PAGE
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
1.    PURPOSE....................................................................................1

2.    DEFINITIONS................................................................................1

3.    ELIGIBILITY AND PARTICIPATION..............................................................4

4.    DEFERRAL ELECTIONS.........................................................................4

5.    PHANTOM STOCK UNITS........................................................................5

6.    VESTING AND FORFEITURES....................................................................5

7.    DISTRIBUTIONS..............................................................................6

8.    SHARES AVAILABLE...........................................................................7

9.    STOCKHOLDERS AGREEMENT.....................................................................7

10.   ADMINISTRATION.............................................................................8

11.   CLAIMS.....................................................................................8

12.   WITHHOLDING TAXES..........................................................................9

13.   EFFECT ON EMPLOYMENT OR ENGAGEMENT.........................................................9

14.   ASSIGNABILITY AND TRANSFERABILITY.........................................................10

15.   FUNDING...................................................................................10

16.   NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS.............................................10

17.   GOVERNING LAW.............................................................................10

18    AMENDMENT AND TERMINATION.................................................................10



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                         CLIENTLOGIC HOLDING CORPORATION

                   (FORMERLY CUSTOMERONE HOLDING CORPORATION)

                           DEFERRED COMPENSATION PLAN

1.       PURPOSE

         The ClientLogic Holding Corporation (formerly CustomerONE Holding Corporation) Deferred Compensation Plan ("Plan"), effective as of October 1, 1998, is an unfunded deferred compensation plan, with investment credits based upon hypothetical shares of the Company's common stock, for a select group of management, highly compensated employees and other persons performing services for ClientLogic Holding Corporation or any direct or indirect subsidiary or parent of the Company now existing or hereafter formed or acquired ("Related Entities"). The Plan is intended to be exempt from coverage under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and from the registration filing requirements pursuant to Rule 701 under Section 3(b) of the Securities Act of 1933, as amended (the "Securities Act").

2.       DEFINITIONS

         The following terms shall have the following meanings unless the context indicates otherwise:

         "Affiliate" means, as to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person, as determined for purposes of the Securities Act. For purposes hereof, LLC2 and any successor in interest thereof and Onex Corporation shall be deemed to be Affiliates of the Company.

         "Board of Directors" means the Board of Directors of the Company.

         "Cause" shall mean any willful misconduct by the employee which results in or is likely to result in material and demonstrable liability or damage to the Company or any Related Entity or the property or business of any of them. The existence of Cause is to be determined in the good faith discretion of the Board of Directors.

         "Change in Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than to the Company, its Related Entities, LLC2 and/or



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         any Affiliate thereof, singly or as a group); (ii) a majority of the
         Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group of Persons (other than the Company, its Related Entities, LLC2 and/or any Affiliate thereof, singly or as a group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50 percent of the ordinary voting power for the election of directors of the Company.

         "Committee" means the Compensation Committee of the Board of Directors or, in the absence of a designated Compensation Committee, the Board of Directors.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Company" means ClientLogic Holding Corporation (which, prior to a name change, was known as CustomerONE Holding Corporation) or its successive successors and, for purposes of the definition and application of Change in Control, such corporation and its operating subsidiaries taken as a whole.

         "Compensation" means remuneration for services performed for the Company or any of its Related Entities.

         "Continuing Director" shall mean, as of the date of determination, any Person who: (i) was a member of the Board of Directors on the date of adoption of this Plan; (ii) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination; or (iii) is an appointed designee of LLC2 and/or its Affiliates.

         "Deferral Account" means, with respect to each Participant, a bookkeeping account established and maintained by the Company which shall record the amount of Compensation deferred by such Participant and investment credits or debits thereon, including the number of Phantom Stock Units credited to the Participant under Section 5.2 below. This notional account shall be for bookkeeping purposes only, and no separate funds shall be segregated by the Company for the benefit of any Participant.

         "Distribution Event" shall have the meaning set forth in Section 7.1.

         "Fair Market Value", as it relates to the Common Stock, means the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the National Market of the National Association of Securities Dealers Automated Quotation System, as applicable ("NASDAQ"), for the ten business days prior to the date specified herein for such a determination; or if there were no sales on any such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange or NASDAQ, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arm's-length transaction (without regard to any minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of




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         the event giving rise to a need for a determination. Except as may be otherwise expressly provided herein, Fair Market Value shall be determined in good faith by the Board of Directors or a duly appointed committee thereof, and such determination shall be binding for all purposes under the Plan.

         "Freely Tradeable" with regard to the Common Stock shall mean such time as the Common Stock is admitted to trading or quotation on any of the Toronto Stock Exchange, Montreal Exchange, New York Stock Exchange, NASDAQ, or in each case, any successor thereto, or any other stock exchange or exchanges as may be approved by the Board of Directors.

         "Good Reason" shall mean with respect to any Participant: (i) any reduction in the Participant's then-effective base salary; (ii) any change in the Participant's work location of more than 50 miles which is not consented to by the Participant, or (iii) after a Change in Control, any material adverse change in the Participant's position or duties which is not consented to by the Participant.

         "LLC2" means Onex CustomerONE Holdings LLC, and any successor-in-interest thereto that is also an Affiliate of Onex Corporation.

         "Liquidity Event" means the first to occur of any of the following: (i) a Change in Control, (ii) the Common Stock becoming Freely Tradeable or
         (iii) the liquidation or winding up of the Company.

         "Participant" means any eligible individual selected by the Committee to participate in the Plan who has executed a valid Compensation deferral election and Phantom Stock Unit Agreement.

         "Person" means any person or entity of any nature whatsoever, including but not limited to an individual, firm, company, corporation, partnership or trust.

         "Phantom Stock Unit" means a hypothetical share of Common Stock.

         "Spread" means, with respect to a Participant as of any date, the excess, if any (to the extent not yet distributed from such Deferral Account by such date), of: (a) the Fair Market Value of a Phantom Stock Unit on the date of determination over (b) the Fair Market Value of such Phantom Stock Unit at the time such Phantom Stock Unit is credited to the Participant's Deferral Account (unless another value is expressly attributed to such credited Phantom Stock Unit by the Committee in the Phantom Unit Agreement, in which case, the Phantom Unit Agreement shall control).

         "Subsidiary" shall mean a corporation of which the Company, directly or indirectly, owns more than 50 percent of the voting stock or any other business entity in which the Company, directly or indirectly, has an ownership interest of more than 50 percent.


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         "Valuation Date" shall mean (i) for so long as the Common Stock is not
         Freely Tradeable, the last determination of the Fair Market Value of the Common Stock made by the Board of Directors; provided, that such determination will be made no less frequently than annually; and (ii) for so long as the Common Stock is Freely Tradeable, the date of any distribution or deferral that gives rise to the need to determine the Fair Market Value of the Common Stock.

3.       ELIGIBILITY AND PARTICIPATION

         The Committee in its sole discretion may designate the Persons who are eligible to participate in the Plan, each of whom shall be (i) an officer or other management employee, or highly compensated employee, of the Company or any Related Entity or (ii) a director or other Person performing bona fide consulting or advisory services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction). No Person shall become a Participant unless such Person executes and delivers a compensation deferral election and Phantom Unit Agreement (as defined below) in the form provided by the Committee. The adoption of the Plan shall not be deemed to give any Person a right to participate in the Plan.

4.       DEFERRAL ELECTIONS

         4.1 Election to Defer Compensation. A Participant may elect to defer all or part of his or her Compensation in such amounts, for such periods and subject to maximum annual limits and other terms as are approved by the Committee. Any deferral election by a Participant shall be made on a form furnished by the Committee, and such deferral election shall apply only to Compensation for services performed after the date the election is made. A Participant may revoke or modify his or her deferral election in accordance with any rules and procedures the Committee may establish.

         4.2 Election to Extend Deferral of Payment. Subject to the approval of the Committee in its sole discretion, a Participant may elect, in the form and manner determined by the Committee, to further defer the receipt of all or any portion of the Participant's Deferral Account that would be payable to the Participant by reason of a Distribution Event to a date or dates designated by the Participant. At a Participant's request at other times, the Committee may in its sole discretion agree to extend the date of payment of all or a portion of the Participant's Deferral Account; provided that the Committee determines that any such extension is in the interest of the Company and such request is made at least six months prior to the date payment otherwise would have been made. A Participant shall not have any right to extend the date of payment, and the Committee shall have no obligation to approve any request for an extension.

         4.3 Deferral Accounts. The Company shall establish and maintain for recordkeeping purposes a separate Deferral Account for each Participant, and each such account shall reflect the amounts of Compensation deferred by such Participant pursuant to Section 4.1, the hypothetical investment gains or losses thereon, and any expenses attributable thereto. The net account balance of a Deferral Account from time to time may be stated as a number of Phantom Stock Units (or fractions thereof) or in dollars as the Committee may determine.



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5.       PHANTOM STOCK UNITS

         5.1 Phantom Unit Agreement. Each Participant shall properly execute and deliver to the Committee a written agreement regarding Phantom Stock Units in the form provided by the Committee ("Phantom Unit Agreement"). In the event of any conflict between a provision of the Plan and any provision of an Phantom Unit Agreement, the provision of the Plan shall prevail.

         5.2 Investment of Deferral Accounts.

         (a) Phantom Stock Units Generally. Unless otherwise provided in the Plan or agreed in writing by the Committee and a Participant with respect to his or her own Deferral Account, all Compensation deferred by a Participant under the Plan shall be credited to the Participant's Deferral Account and shall be converted into and deemed to be invested in Phantom Stock Units on the day as of which such Compensation would have been paid absent a deferral pursuant hereto, based on the Fair Market Value of a share of Common Stock as of the last Valuation Date prior to such deferral. Any other amount to be credited to a Deferral Account shall be converted into and deemed to be invested in Phantom Stock Units as of the date that such amount would otherwise have been paid and received, based on the Fair Market Value of a share of Common Stock as of the last Valuation Date prior to such deemed investment.

         (b) Dividends. Cash dividends paid on Common Stock shall be credited to Deferral Accounts and shall be converted into and deemed to be invested in additional Phantom Stock Units one business day following the payment of such dividend based on the Fair Market Value of a share of Common Stock as of the last Valuation Date prior to such deemed investment. Noncash dividends shall be credited to Deferral Accounts on the business day following payment of such noncash dividend at the Committee's discretion either in the same securities or other property received as noncash dividends by the Company's shareholders or in additional Phantom Stock Units based on the Committee's good faith determination of the Fair Market Value of the securities or other property received as a noncash dividend and the Fair Market Value of a share of Common Stock as of the last Valuation Date prior to such deferral. The Committee's determination shall be final and binding for all purposes under the Plan.

6.       VESTING AND FORFEITURES

         A Participant shall be fully vested at all times in the amounts of Compensation credited as deferrals to his or her Deferral Account, subject to adjustment for gains and losses on the amount of such deferrals based on the investment performance of the Deferral Account. A Participant shall be fully vested in the aggregate Spread, if any, credited in his or her Deferral Account (subject to adjustment for gains or losses thereafter), unless his or her employment by the Company or any of its Related Entities is terminated for Cause or without Good Reason, in which case ten percent (10%) of the aggregate Spread credited to the Participant's Deferral Account shall be forfeited.


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7.       DISTRIBUTIONS

         7.1 Distribution Event. The vested portion of a Participant's Deferral Account shall be available for distribution to the Participant (or in the event of his or her death or total and permanent disability, to his or her beneficiaries or legal guardian) as of the earliest to occur of the following events (each a "Distribution Event") (i) the date of the Participant's termination of employment by the Company or any of its Related Entities (including by reason of his or her death or total and permanent disability),
(ii) the date of the Participant's resignation with Good Reason, (iii) the second anniversary of the Participant's resignation without Good Reason, or (iv) if a Liquidity Event has occurred, the date or dates following such event elected in writing by the Participant; provided, however, that absent the written consent of the Committee in its sole discretion to the contrary, no Distribution Event shall be deemed to have occurred until the occurrence of a Liquidity Event. The date or dates of distribution elected by a Participant need not be the same for all amounts in the Participant's Deferral Account , and the Committee may establish a minimum period of deferral or other terms applicable to such elections.

         7.2 Acceleration of Payment. Notwithstanding any provision contained in this Plan to the contrary, the Committee may, in its sole discretion, accelerate the distribution in a lump sum of (i) any or all of the Deferral Accounts to the date of the Change in Control, (ii) any or all of a Participant's Deferral Account following the Participant's resignation without Good Reason or (iii) all of the Deferral Accounts upon the liquidation or dissolution of the Company.

         7.3 Form of Payment. In the event of a Distribution Event described in
Section 7.1 with respect to a Participant, the amount credited to a Participant's Deferral Account shall be paid in a lump sum unless the Participant has elected to receive payment of his or her Deferral Account in installments in a manner permitted by and subject to the approval of the Committee. Such lump sum payment or installment payments shall be made in cash, shares of Common Stock or any combination thereof, as determined in the sole discretion of the Committee. If an installment payment is being made, only the portion of the Deferral Account required to make such installment (and a corresponding amount of the Phantom Stock Units credited to such Account) shall be deemed to be liquidated for purposes of making such installment payment. For purposes of satisfying payment of a Participant's Deferral Account with shares of Common Stock, (i) the Fair Market Value of such shares of Common Stock and the Fair Market Value of the Phantom Stock Units credited to such Deferral Account shall each be determined as of the last Valuation Date prior to such payment and (ii) the Company shall withhold from such distribution and pay to the appropriate tax authorities the amount of applicable federal and state income taxes that would be imposed on such distribution, as determined using the highest amount required to be withheld by applicable law. Any fractional Phantom Stock Units credited to a Participant's Deferral Account shall be paid in cash.


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         7.4 Hardship Distribution. Following the date on which the Common Stock is Freely Tradeable and upon a written request of a Participant and the Participant's demonstration to the Committee that a Hardship (as defined below) exists, the Committee may, in its sole discretion, permit the distribution of all or any portion of the Participant's Deferral Account prior to the date such amount otherwise would be distributed. For purposes of the Plan, "Hardship" means a Participant's immediate and heavy financial need, which need is not the result or consequence of the Participant's own actions or failure to act, except in the case of the purchase of a principal residence (as that term is defined in the Code), or payments required to avoid the Participant's eviction therefrom. For example, but not by way of limitation, a Hardship includes expenses for medical care, payment of tuition, purchase of a principal residence, and payments necessary to avoid eviction of the Participant from his or her principal residence. The determination of the existence of a Hardship shall be made based upon all relevant facts and circumstances, as determined in the sole and absolute discretion of the Committee. In addition, the receipt of a Hardship distribution by any Participant shall result in the suspension of the Participant's deferral election under the Plan for a period of one year following the date of the distribution.

8.       SHARES AVAILABLE

         8.1 Number of Shares. Subject to adjustment in accordance with Section 8.2, the maximum aggregate number of shares of Common Stock that may be made subject to Phantom Stock Units under the Plan shall be 5,000,000.

         8.2 Adjustment Event. In the event there is any change in the Common Stock, through merger, consolidation, reorganization, recapitalization (other than pursuant to bankruptcy proceedings), stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure (an "Adjustment Event"), the number of Phantom Stock Units subject to the Plan, and the type of securities that may be distributed as payment pursuant to Section
7.3 hereof, shall be adjusted by the Committee in its sole judgment so as to give appropriate effect to such Adjustment Event. Any fractional units resulting from such adjustment may be eliminated. Each successive Adjustment Event shall result in the consideration by the Committee of whether any adjustment to the number of Phantom Stock Units subject to the Plan is necessary in the Committee's judgment. Issuance of Common Stock or securities convertible into Common Stock for value will not be deemed to be an Adjustment Event unless otherwise expressly determined by the Committee.

9.       STOCKHOLDERS AGREEMENT

         In the event that the Company determines to issue shares of Common Stock in payment of any Participant's Deferral Account, a Participant shall be required to execute and deliver to the Company a Joinder Agreement to the Company's Stockholders Agreement, substantially in the form annexed hereto as such may be amended. In the event of any perceived conflict between the Stockholders Agreement and the Plan, the Stockholders Agreement shall control.


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


10.      ADMINISTRATION

         10.1 Responsibility. The Committee shall be the administrator of the Plan. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage, interpret and administer the Plan in accordance with its terms and shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan.

         10.2 Delegation of Authority. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable. In addition, the Committee or any such delegate may employ one or more Persons to render advice with respect to any responsibility the Committee or such delegate may have under the Plan. The Committee or any such delegate may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent.

         10.3 Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee in good faith shall be binding and conclusive on all Participants and their heirs, successors and legal representatives.

         10.4 Other Powers. The Committee in its sole discretion, and subject to the limitations contained herein, may establish in writing such other terms, conditions, restrictions and/or limitations, if any, with respect to any elective deferrals and distributions under the Plan.

         10.5 Indemnification. No Participant shall have any right of action against any Committee member or officer or director (the "Company Parties") of the Company individually for any action, or lack thereof, taken by such individual in connection with the Plan. No Company Party shall be a fiduciary with respect to any Participant. By participation in the Plan, each Participant agrees, on behalf of such Participant and his or her heirs and designated beneficiaries, to indemnify and forever hold harmless each Company Party against any loss, cost or expense incurred as a result of any claim or cause of action brought by such Participant, or in the name or on behalf thereof, against such Company Party as a result of or arising from such Company Party's serving as a member of the Committee or acting in any other way in respect of the Plan.

11.      CLAIMS

         11.1 Claims Procedure. If any Participant or his or her designated beneficiary has a claim for amounts which are not being distributed following a Distribution Event, such claimant may file with the Committee a written claim, in such form as is provided or approved by the Committee, setting forth the amount and nature of the claim, supporting facts, and the claimant's address. The Committee shall notify each claimant of its decision in writing by registered or certified mail within ninety (90) days after its receipt of a claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be



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furnished to the claimant prior to the termination of the initial ninety (90)
day period, which notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred eighty (180) days after the date on which the claim was filed). If a claim is denied, the written notice of denial shall set forth the reasons for such denial, refer to pertinent Plan provisions on which the denial is based, describe any additional material or information necessary for the claimant to realize the claim, and explain the claim review procedure under the Plan.

         11.2 Claims Review Procedure. A claimant whose claim has been denied or such claimant's duly authorized representative may file, within sixty (60) days after notice of such denial is received by the claimant, a written request for review of such claim by the Committee. If a request is so filed, the Committee shall review the claim and notify the claimant in writing of its decision within sixty (60) days after receipt of such request. In special circumstances, the Committee may extend for up to sixty (60) additional days the deadline for its decision. The notice of the final decision of the Committee shall include the reasons for its decision and specific references to the provisions of the Plan on which the decision is based. The decision of the Committee shall be final and binding on all parties.

12.      WITHHOLDING TAXES

         By participation in the Plan, any individual who is an employee of the Company or any Related Entity shall be deemed to (a) agree to reimburse the Company or any Related Entity by which the Participant is employed for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted by such entity in respect of the payment of any amounts hereunder, (b) authorize the Company or any Related Entity by which the Participant is employed to withhold from any cash compensation paid to the Participant or on the Participant's behalf, an amount sufficient to discharge such taxes and which otherwise has not been reimbursed by the Participant in respect of the payment of any amounts hereunder, and (c) authorize the Company or any Related Entity to, in its discretion, effect any required withholding by retaining shares issuable to the Participant, having a Fair Market Value on the date of issuance which is equal to the amount to be withheld.

13.      EFFECT ON EMPLOYMENT OR ENGAGEMENT

         Nothing contained in the Plan shall affect, or be construed as affecting, the terms of employment or engagement of any Participant except to the extent specifically provided herein. Nothing contained in the Plan shall impose, or be construed as imposing, an obligation on the Company or any Related Entity to continue the employment or engagement of any Participant, or any Participant to remain in the employ or services of the Company or any Related Entity, subject to any limitations or procedures as may be set forth in a separate employment or retention agreement between the Company or any Related Entity and such Participant. Participation in the Plan is a matter of separate inducement.



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14.      ASSIGNABILITY AND TRANSFERABILITY

         No interest in the Plan shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution. Any purported assignment or transfer of an interest in the Plan to a creditor of a Participant shall be null and void, and such interest may be forfeited at the discretion of the Committee.

15.      FUNDING

         The Company shall make no provision for the funding of any amounts payable under the Plan that would cause the Plan to be a funded plan for purposes of Section 404(a)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or Title I of ERISA, or would cause the Plan to be other than an "unfunded and unsecured promise to pay money or other property in the future" under Treasury Regulation 1.83-3(e). The Company shall have no obligation to make any arrangement for the accumulation of funds to pay any amounts under the Plan. Subject to the preceding sentence, the Company, in its sole discretion, may establish one or more grantor trusts described in subpart E, part I, subchapter J, chapter 1, subtitle A of the Code to accumulate shares of Common Stock or other amounts to pay amounts under the Plan, provided that the assets of such trusts shall be required to be used to satisfy the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency. In the event that the Company establishes an advance accrual reserve on its books against the future expense of payments under the Plan, such reserve shall not under any circumstances be deemed an asset of the Plan but, at all times, shall remain a part of the general assets of the Company subject to the claims of the Company's general creditors.

16.      NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS

         Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company. The Plan is not intended to be subject to ERISA.

17.      GOVERNING LAW

         The Plan and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law.

18.      AMENDMENT AND TERMINATION

18.1 Amendment or Termination of Plan. The Committee may amend, suspend or terminate the Plan at any time with or without prior notice; provided, however, that no



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action authorized by this Section 18 shall materially impair any rights or benefits (other than the right to effect Compensation deferrals under a previous election) which theretofore accrued hereunder without the consent of affected Participants. If the Committee determines to accelerate distribution in a lump sum pursuant to Section 7.2(i), each deferral election of a Participant receiving payment as a result thereof shall be deemed to be terminated on the date of the Change in Control.

         18.2 Amendment or Termination of Phantom Unit Agreements. The Committee may amend or modify any Phantom Unit Agreement at any time, provided that no such amendment or modification shall materially impair any rights or benefits which theretofore accrued under such Phantom Unit Agreement without the consent of the affected Participant, and may amend or modify any Phantom Unit Agreement at any time by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein.





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